UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

December 28, 2008 Date of Report (Date of earliest event Reported)

L & L INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA 000-32505 91-2103949 (State of Incorporation) (Commission File Number) (I.R.S. Employer Identification No.)

130 Andover Park East, Suite 101, Seattle WA 98188

(Address of principal executive offices) (Zip Code)

(206) 264-8065

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 8 – Other Events

1) L&L is listed on OTC-BB with trading symbol – “LLFH” in January 2008. There is public stock trading activity since August, 2008.

2) The Company presented its operations at the Rodman & Renshaw Annual Global Investment Conference sponsored by Rodman & Renshaw Capital Group, Inc. in New York on Wednesday, November 12, 2008. It was non capital raising deal operation focused show. Following information is distributed during the conference.

- L&L management presentation material on L&L background. See Exhibit for details.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

L & L INTERNATIONAL HOLDINGS, INC.

By: /S/ Dickson Lee

Date: December 28, 2008

Dickson Lee, CEO